UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                October 30, 2008
               ------------------------------------------------
               Date of Report (date of earliest event reported)


                    BION ENVIRONMENTAL TECHNOLOGIES, INC.
             ----------------------------------------------------
             Exact name of Registrant as Specified in its Charter

         Colorado                 000-19333                84-1176672
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number

             641 Lexington Avenue, 17th Floor, New York, NY 10022
         ----------------------------------------------------------
         Address of Principal Executive Offices, Including Zip Code

                                (212) 758-6622
             --------------------------------------------------
             Registrant's Telephone Number, Including Area Code

                                 Not applicable
          -----------------------------------------------------------
          Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 10, 2008, the Company and Jeff Kapell, formerly Vice President-Renewables of Projects Group, executed an agreement terminating Mr. Kapell's employment with the Company. It is anticipated that Mr. Kapell will provide consulting services to the Company from time-to-time.

On November 10, 2008 the Company and David Mager, formerly Vice President-Public Policy of our Bion Services Group, Inc. subsidiary, executed an agreement terminating Mr. Mager's full-time consulting relation with the Company. It is anticipated that Mr. Mager may provide some consulting services to the Company in the future.

Dominic Bassani, Vice President-Special Projects and Strategic Planning of our Bion Integrated Projects Group, Inc. subsidiary, guaranteed repayment of a loan to the Company by a shareholder of $65,000, which loan and guarantee was evidenced by a promissory note executed November 10, 2008. In addition, Mark A. Smith, the Company's President, has advanced the Company $7,500 on an open account basis. The advances will be used by the Company for working capital purposes. It is possible, but not certain, that Mr. Bassani and/or Mr. Smith will make future advances to the Company.

On November 11, 2008, pursuant to an agreement executed October 30, 2008, the Company received $75,000 as final reimbursement of legal fees and expenses incurred in connection with the class action litigations settled during 2007.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable.

     (b)  Pro Forma Financial Information

          Not Applicable.

     (c)  Shell Company Transactions

          Not Applicable.

     (d)  Exhibits

      10.1   Agreement between Jeff Kapell and Bion dated November 1, 2008

      10.2   Agreement Between David Mager and Bion dated November 1, 2008

      10.3 Promissory Note between Anthony Orphanos and Bion dated October 30, 2008, Guaranteed by Dominic Bassani

      10.4 Addendum to Settlement Agreement and Release Stipulation from Bion, Bion Dairy and Mark Smith dated October 31, 2008


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Bion Environmental Technologies, Inc.


Date:  November 13, 2008          By: /s/ Mark A. Smith
                                      Mark A. Smith, President











































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